UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (date of earliest event reported): January 20, 2005


                                  Innovex, Inc.
                       -----------------------------------
             (Exact name of Registrant as Specified in its Charter)


                                    Minnesota
                       -----------------------------------
                 (State Or Other Jurisdiction Of Incorporation)


000-13143                                              41-1223933
-------------------------------------       -------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)

 5540 Pioneer Creek Drive
 Maple Plain, MN                                       55359
 -------------------------------------      ---------------------------
 (Address Of Principal Executive Offices)            (Zip Code)



                                 (763) 479-5300
                       -----------------------------------
               Registrant's Telephone Number, Including Area Code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items under Sections 1 through 4 and 6 though 8 are not applicable and therefore omitted.

ITEM 5.02         Departure of Directors Or Principal Officers;
                  Election of Directors; Appointment of Principal Officers.

     Effective January 20, 2005, Townsend H. Porter, Jr. was elected as a director of Innovex, Inc. (the "Company"). Mr. Porter has also been appointed to the Company's Audit and Compensation Committees.

     On January 24, 2005, the Company issued a press release, attached hereto as
Exhibit 99.1, regarding Mr. Porter's election to the Company's Board of
Directors.

ITEM 9.01         Financial Statements And Exhibits.

Exhibit No.             Description
-----------             --------------------------------------------------------
99.1                    Press Release issued on January 24, 2005.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       INNOVEX, INC.

                                       By:  /s/ Thomas Paulson
                                           ---------------------------
                                       Thomas Paulson
                                       Chief Financial Officer

Date:   January 24, 2005